UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_________

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2004

Inveresk Research Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-49765	43-1955097

(State or Other Jurisdiction of Formation)	(Commission File Number)	(IRS Employer Identification Number)

11000 Weston Parkway, Cary, NC 27513

(Address of Principal Executive Offices, Including Zip Code)

Registrant’s Telephone Number, Including Area Code (919) 460-9005

N/A

(Former Name or Former Address, if Changed Since Last Report)

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)	Financial Statements — None

(b)	Pro Forma Financial Information — None

(c)	Exhibits

99.1	Press Release dated July 28, 2004 announcing results for the second quarter ended June 30, 2004 (furnished pursuant to Item 12 of Form 8-K).

99.2	Script of Conference Call held July 29, 2004 discussing results for the second quarter ended June 30, 2004 (furnished pursuant to Item 12 of Form 8-K).

99.3	Slide Presentation given on July 29, 2004 with respect to results for the second quarter ended June 30, 2004 (furnished pursuant to Item 12 of Form 8-K).

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On July 28, 2004, Inveresk Research Group, Inc. (the “Company”) issued a press release announcing its financial results for the second quarter ended June 30, 2004. A copy of this press release is attached hereto as Exhibit 99.1. On July 29, 2004, the Company held its earnings conference call regarding those financial results during which executive officers of the Company made a slide presentation. A copy of the script used by the Company for the conference call is attached hereto as Exhibit 99.2 and a copy of the slide presentation is attached hereto as Exhibit 99.3. The conference call was pre-announced and was available to the public through live teleconference and webcast which will continue to be available until 5:00 p.m. EDT on August 5, 2004 by replay at www.inveresk.com.

     The information contained in this Current Report on Form 8-K, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that Section. In addition, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2004	INVERESK RESEARCH GROUP, INC.

	By:	/s/ D.J. Paul E. Cowan

D.J. Paul E. Cowan
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.

99.1	Press Release dated July 28, 2004 announcing results for the second quarter ended June 30, 2004 (furnished pursuant to Item 12 of Form 8-K).

99.2	Script of Conference Call held July 29, 2004 discussing results for the second quarter ended June 30, 2004 (furnished pursuant to Item 12 of Form 8-K).

99.3	Slide Presentation given on July 29, 2004 with respect to results for the second quarter ended June 30, 2004 (furnished pursuant to Item 12 of Form 8-K).

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